UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

BMP SUNSTONE CORPORATION

(Exact name of registrant specified in its charter)

Delaware	001-32980	20-0434726
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 W. Germantown Pike, Suite 400, Plymouth Meeting, Pennsylvania	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 940-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Effective October 27, 2009, the Board of Directors (the “Board”) of BMP Sunstone Corporation (the “Company”), appointed Daniel P. Harrington to the Board. Subsequent to such appointment, the Board elected Mr. Harrington to the Audit Committee of the Board. Since 1995, Mr. Harrington, 53, has served as President and Chief Executive Officer of HTV Industries, Inc., a diversified holding company with interests in manufacturing, distribution and banking. Mr. Harrington is a certified public accountant.

Prior to the appointment of Mr. Harrington, the Board voted to increase the size of the Board from nine to ten directors.

Mr. Harrington has voting control over 2,001,190 shares of the Company’s common stock (the “Shares”). This number includes 26,666 Shares owned by HTH Limited Partnership (assuming conversion of the $50,000 12.5% March Cash Secured Convertible Note held by HTH Limited Partnership at $3.00 per Share), 166,666 Shares owned by Tinkham Veale II Revocable Trust (assuming conversion of the $500,000 12.5% March Cash Secured Convertible Note held by Tinkham Veale II Revocable Trust at $3.00 per Share) and 1,790,473 Shares owned by TVI Corp. (assuming conversion of the $500,000 12.5% March Cash Secured Convertible Note held by TVI Corp. at $3.00 per Share, conversion of the $1,250,000 12.5% Secured Convertible Note held by TVI Corp. at $3.00 per Share and execution of warrants held by TVI Corp.).

In connection with his appointment to the Board, Mr. Harrington was granted options to purchase 50,000 shares of the Company’s common stock at a price of $3.84 per share. 25% of the options vest on October 27, 2010, and 1/36th of the options vest on the first of every month thereafter.

There is no arrangement or understanding between Mr. Harrington and any other persons pursuant to which he was appointed as a director.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 27, 2009, the Board amended and restated the Company’s Bylaws to increase the maximum number of members of the Board from nine to ten. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing the appointment of Mr. Harrington to the Board on October 28, 2009. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Amended and Restated Bylaws, dated October 27, 2009

Exhibit 99.1	Press Release, dated October 28, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMP SUNSTONE CORPORATION

Date: October 28, 2009	By:	/S/ FRED M. POWELL
	Name:	Fred M. Powell
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws, dated October 27, 2009

Exhibit 99.1	Press Release, dated October 28, 2009